Contingencies	12 Months Ended
Jun. 30, 2023
Disclosure of contingent liabilities [abstract]
Contingencies

Note 32. Contingencies

The Group is party to various research agreements with respect to which a commitment to pay is contingent on the achievement of research milestones. Assuming all milestones are achieved within the time‑frames stipulated in the contracts, those which could become payable in less than one year total US$nil (2022: US$nil) and those which could become payable in more than one year total US$1,086,244 (2022: US$11,512,675).

Under these license/collaboration agreements, payments are to be made only if certain research and clinical development milestones are achieved and royalties may become payable on any eventual sales of products developed under these agreements.

The group had a bank guarantee outstanding at June 30, 2023 in respect of a rental deposit for its office premises of US$38,036 (2021: US$39,478).